UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2006.

MAGNUS INTERNATIONAL RESOURCES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-74992 (Commission File Number)	98-0351859 (IRS Employer Identification No.)

101 Convention Center Drive, 7th Floor Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

Registrant's telephone number, including area code (888) 888-1494

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On March 15, 2006, the Company issued 209,000 shares to five individuals/entities in connection with the exercise of warrants at prices ranging from $1.00 to $1.175 per share for total proceeds of $224,075.  In addition, each warrant holder received a piggyback warrant in the same amount of warrants that each individual exercised.  The Company believes that such issuance is exempt from registration under Regulation S promulgated under the Securities Act of 1933, as amended, as the securities were issued to the individual through an offshore transaction which was negotiated outside of the United States and consummated outside of the United States.

On March 20, 2006, the Company issued 1,087,000 units (each a Unit) to 33 individuals/entities due to the second closing of the Company’s private placement at $1.25 per Unit for total proceeds of $1,358,750.  Each Unit consists of one share of common stock of the Company and one-half of one share purchase warrant, with each whole warrant entitling the holder to purchase one additional share of common stock of the Company at US$2.00 per warrant share until March 20, 2008. The Company believes that such issuance is exempt from registration under Regulation S promulgated under the Securities Act of 1933, as amended, as the securities were issued to the individual through an offshore transaction which was negotiated outside of the United States and consummated outside of the United States.

On March 21, 2006, the Company issued 33,000 shares to three individuals in connection with the exercise of warrants at a price of $1.20 per share for total proceeds of $39,600.  In addition, each warrant holder received a piggyback warrant in the same amount of warrants that each individual exercised.  The Company believes that such issuance is exempt from registration under Regulation S promulgated under the Securities Act of 1933, as amended, as the securities were issued to the individual through an offshore transaction which was negotiated outside of the United States and consummated outside of the United States.

The funds received from the investors mentioned above have been and will be used for property exploration expenses, salaries, consultant fees, consultant expenses, general and administrative expenses, working capital and property acquisition payments.

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated February 28, 2006.
Exhibit 99.2	Press Release dated March 21, 2006.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 28, 2006

                                                                        MAGNUS INTERNATIONAL RESOURCES INC.

                                                                        By:       /s/ Graham Taylor
                                                                        Name:  Graham Taylor
                                                                        Title:     President and a Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 99.1	Press Release dated February 28, 2006.	5
Exhibit 99.2	Press Release dated March 21, 2006.	7